H.C.WAINWRIGHT&CO.

Execution Version

January 14, 2026

STRICTLY CONFIDENTIAL

Iveda Solutions, Inc.
1744 S. Val Vista, Suite 213
Mesa, Arizona 85204

Attn: David Ly, Chief Executive Officer

Dear Mr. Ly:

Reference is made to the engagement letter (the "Engagement Letter"), dated August 28, 2024, as amended September 4, 2024, February 20, 2025 and September 4, 2025, by and between Iveda Solutions, Inc. (the "Company") and H.C. Wainwright & Co., LLC ("Wainwright"), as amended to date. Defined terms used herein but not defined herein shall have the meanings given to such terms in the Engagement Letter.

The parties agree to amend the Engagement Letter (this "Amendment"), as evidenced by their signatures hereon, solely as it pertains to the registered Offering of the Company's equity securities contemplated by the Registration Statement on Form S-1 to be filed by the Company following the date hereon, on the terms set forth herein as follows:

(i) The cash fee specified in Paragraph A.1 of the Engagement Letter shall be reduced from "7.5%" to "7.0%;" and

(ii) The warrant coverage specified in Paragraph A.2 of the Engagement Letter shall be reduced from "7.5%" to "7.0%."

Except as expressly set forth above, all of the terms and conditions of the Engagement Letter shall continue in full force and effect after the execution of this Amendment and shall not be in any way changed, modified or superseded except as set forth herein. Notwithstanding anything to the contrary contained herein, this Amendment shall be subject to the provisions regarding governing law and miscellaneous provisions set forth in Paragraphs I and M of the Engagement Letter, and such provisions are incorporated herein by this reference, *mutatis mutandis*.

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In acknowledgment that the foregoing correctly sets forth the understanding reached by Wainwright and the Company, please sign in the space provided below, whereupon this Amendment shall constitute a binding agreement as of the date indicated above.

Very truly yours,

H.C. WAINWRIGHT & CO., LLC

DocuSigned by:

By: Edward Silvera
FC4100B61C1246C...

Name: Edward Silvera
Title: Co-Chief Executive Officer
Date: 1/23/2026

Accepted and Agreed:

IVEDA SOLUTIONS, INC.

By: David Ly

Name: David Ly
Title: CEO